Exhibit 99.1

CERTIFICATION

In connection with the Quarterly Report of Woodworkers Warehouse, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended November 23, 2002 (the “Report”) and pursuant to 18 U.S.C. Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002, I, WALTER S. SPOKOWSKI, President and Chief Executive Officer of the Company, certify that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 7, 2003	By:	/s/ Walter S. Spokowski
Walter S. Spokowski, President and Chief Executive Officer